OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  September 30, 2007
                                                 Estimated average burden
                                                 hours per response.....19.4



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                          Pioneer International Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2005 through November 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



--------------------------------------------------------------------------------







--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                  INTERNATIONAL
                                      VALUE
                                      FUND

                                     Annual
                                     Report

                                    11/30/06

                          [LOGO] PIONEER
                                 Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2
Portfolio Management Discussion                                               4
Portfolio Summary                                                             9
Prices and Distributions                                                     10
Performance Update                                                           11
Comparing Ongoing Fund Expenses                                              15
Schedule of Investments                                                      17
Financial Statements                                                         26
Notes to Financial Statements                                                34
Report of Independent Registered Public Accounting Firm                      44
Factors Considered by the Independent Trustees in Approving
the Management Contract                                                      45
Trustees, Officers and Service Providers                                     51

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Mature and emerging market economies around the world showed moderate improvement after a flat second quarter. The United States saw some resurgence of growth, which we expect to continue through the fourth quarter of 2006 and into 2007, although this growth may be slow with housing sector measures down in recent months. While inflation pressures have risen slightly in recent months, we believe the United States may now be at the end of the Fed's monetary tightening cycle. Mature economies, led by Japan, remain firm as do European economic prospects with strong GDP data reflecting the broad-based strength seen in crucial indicators.

U.S. economic growth was back on track after lackluster market results prior to Labor Day. Consumer spending rose with receding gas prices, just in time for the back-to-school season, which retailers now consider the second most lucrative period after the Christmas season. U.S. economic growth is in line with our projections. We expect U.S. GDP to finish with a level of around 3.0% for 2006.

In our view, the pace of corporate earnings growth should slow amid pressure from high raw materials costs and moderating economic growth. However, modest U.S. dollar depreciation and improving growth overseas should offer some support to U.S. earnings.

The European economy continues to improve and appears to be at its healthiest in six years, with business confidence showing improvement across sectors and consumers becoming more optimistic. While business sentiment indicators have had a tendency to over-estimate growth in recent years, broad-based improvements across countries since 2005 are a sign that European economic growth should continue through 2006.

The positive long-term drivers of emerging markets remain in place: improving domestic growth and inflation stability; structural reform; debt sustainability, and favorable demographics. Together, the emerging markets' current account surplus is at record highs, while external debt as a percentage of GDP is at its lowest since 1991.

At its final meeting of 2006, the Federal Reserve kept interest rates unchanged for the fourth straight time as worries about inflation continued to trump concerns about the slowing economy. Despite inflation pressures seen by the Fed, central bank counterparts in developed

Letter

economies will most likely follow the lead of keeping interest rates mostly unchanged. U.S. economic growth is expected to remain positive, as it should among the developed nations through the end of 2006. Any further geopolitical issues and rising energy prices could lead to deceleration, but not a derailment from the current healthy pace of economic growth, as investment is expected to remain robust, benefiting from sustained internal and international demand worldwide.

Our cautiously optimistic outlook reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer investments for a prospectus containing this information. Please read the information carefully.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06
--------------------------------------------------------------------------------

International stocks delivered strong returns during the 12 months ended November 30, 2006, led in large measure by stocks in Europe and the emerging markets. Even the market's reversal during the spring could not dampen the rally for long, as investors regained their confidence when it became clear that inflationary fears were overblown. In the following interview, portfolio manager Christopher Smart discusses the events and factors that affected the Fund's performance during the reporting period and his outlook for the months ahead.

Q: How did Pioneer International Value Fund perform during the year ended November 30, 2006?

A: For the fourth straight fiscal year, the Fund achieved strong double-digit returns. The Fund's Class A shares had a total return of 26.07% at net asset value for the 12-month period. An overweight position in emerging markets and financial stocks in Europe contributed significantly to this return. The Fund slightly trailed the 26.56% average return for the 204 International Large-Cap Core funds in its Lipper category. The Fund underperformed the 29.25% return of the Morgan Stanley Capital International (MSCI) All Country Free Index (excluding the United States) for the same period; however the performance of the benchmark does not reflect any management fees or transaction expenses.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the major factors that contributed to performance for the fiscal year?

A: The fiscal year proved to be a good time to be invested in European stock markets. European companies in general were in healthy financial condition, with strong balance sheets and high cash levels. This strength enabled many corporations to increase dividends, buy back outstanding shares, and consider potential merger-and-acquisition deals. All these factors combined with rising earnings helped propel stock prices higher.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Diversified financial stocks were standout performers for the Fund. BNP Paribas (France) continued to deliver good results on growing sales across its diverse distribution platforms, while Soci-t- G-n-rale (France) focused on lowering costs to improve its profit margins and expanded its businesses outside of France to increase its market share. Cr-dit Suisse (Switzerland) initiated substantial internal restructuring and cost reductions in its investment banking and insurance divisions, which we believe should contribute to its future profitability and growth prospects. Finally, U.K.-based Barclays Bank benefitted from the success of its domestic retail banking arm, which experienced increased revenue from both its savings-account and mortgage-financing businesses. In the utility sector, the German electricity provider RWE profited from strong demand for electricity domestically and a more favorable pricing environment.

Q: The emerging markets had a setback in the spring of 2006, but have resumed their rally. Are you still optimistic about this sector?

A: Very much so, and the Fund's investments in these developing markets were very rewarding. Economic growth remains generally robust, and we believe these stocks continue to offer attractive valuations. Furthermore, improved economic, country and company fundamentals mean that the economies are less dependent of the vagaries on international financial flows to balance their budgets. This, in turn, creates a more solid foundation to build their future growth.

     The Fund's performance was especially helped by its exposure to Russia, South Korea and China. In resource-rich Russia, high-oil prices have been a boon for the domestic economy, leading to a strong current-accounts surplus and rapid growth in consumer spending. With the increased prosperity, Mobile Telesystems, a provider of wireless telecommunications services, gained new users across Russia and beyond its borders in Ukraine and Kazakhstan. Two of the country's largest oil producers, Gazprom and Lukoil Holding, also climbed sharply on higher oil prices.

     We continued to look favorably on the South Korean market, based on our confidence in the continued health of both the consumer and export sectors. Hyundai Heavy Industries, one of the world's largest shipbuilders, was a prime beneficiary of surging global demand, and the company has a three-year order book during most of its ships. China Life Insurance, which climbed

Pioneer International Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06                           (continued)
--------------------------------------------------------------------------------

     129% for the period, benefited from the increased demand for its products as an ever more prosperous class of Chinese look for ways to invest their savings. Given the dramatic appreciation in this stock, which has become overvalued in our opinion, we sold the position during the reporting period to lock in gains.

Q:   What investments detracted from performance?

A: Investments in Turkey suffered during May when global inflationary concerns sparked a more cautious outlook and a brief flight to quality. While most emerging markets investments began to recover from the correction when inflation fears abated, Turkish stocks continued to decline in response to the government's rising current account deficit, climbing interest rates and a weakening currency. The Fund's slight overweight in Turkey relative to its benchmark hurt performance.

     Although the Japanese market rose 12% for the year, the Fund's particular mix of stocks produced a combined return of 17%. This was gratifying, except for the fact that even that performance failed to keep pace with the benchmark, and our decision to overweight the country also lowered returns. Nevertheless, we continue to see good potential for growth in Japan, given the improvement in domestic spending. Mitsubishi Electric which makes elevator and power equipment, for example, experienced strong demand from cash-rich companies looking to make capital improvements, while Komatsu, a heavy mining and construction company, boosted earnings from overall growth in infrastructure spending.

     In Europe, meanwhile, home builder George Wimpey (United Kingdom) suffered because of its exposure to the downturn in the U.S. housing market. The Spanish oil giant Repsol was also a laggard in response to worries about its Latin American reserves in Argentina and Bolivia.

Q:   Did you make any noteworthy changes to the portfolio during the year?

A: We did make some adjustments in the struggling telecommunications service sector in Europe. Wireless provider Vodafone Group (United Kingdom) and telecommunications provider France T-l-com both produced disappointing results before we sold them during the reporting period. The industry faces a variety of challenges,

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     including intense competition and high costs of investing in quickly-changing technologies.

     We also sold the Mexican television broadcaster Televista during the reporting period based on our expectations for slower earnings growth in 2007 and nervousness about its plans for further acquisitions.

Q: After a multi-year rally in international stocks, are you still confident about the sector for the new fiscal year?

A: Yes, we remain upbeat for the foreseeable future. But after several years of strong growth, diligent research will be more important than ever.

     Global growth remains fairly robust - particularly in the emerging markets, where we believe the risks associated with these investments are lower than at any other time in their recent history. A large and growing middle class from China to Brazil is likely to power strong economic performance over the next decade. We believe these markets will not be immune from economic cycles, but their overall growth should be better than that of the more developed countries. In the developed markets of Europe and Japan, which have constituted the majority of the Fund's holdings, we believe stock prices remain attractive and economic growth shows signs of improvement.

     The chief risks for international stock investing remain a global economic slowdown and rising interest rates. While we think the outlook is still favorable for international stocks, we intend to keep a sharp eye on valuations to ensure that prices remain reasonable relative to earnings prospects.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06                           (continued)
--------------------------------------------------------------------------------

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/06
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Financials                    26.5%
Industrials                   14.5%
Consumer Discretionary        12.8%
Energy                         9.3%
Materials                      9.2%
Information Technology         6.8%
Consumer Staples               6.1%
Health Care                    5.8%
Telecommunication Services     5.4%
Utilities                      3.6%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[THE DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

Japan            29.7%       Ireland                               1.6%
United Kingdom   12.7%       Turkey                                1.4%
Germany           9.3%       Sweden                                1.4%
France            9.2%       Netherlands                           1.3%
Switzerland       7.4%       Taiwan                                1.2%
South Korea       3.4%       Austria                               1.1%
Brazil            3.2%       South Africa                          1.1%
Russia            3.2%       Mexico                                1.0%
Australia         3.1%       Spain                                 1.0%
Italy             2.4%       Belgium                               1.0%
Singapore         2.3%       Other (individually less than 1%)     2.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Toyota Motor Co.                          2.28%
 2.   Royal Bank of Scotland Group Plc          2.25
 3.   CS Group                                  2.22
 4.   BNP Paribas SA                            1.93
 5.   Roche Holdings AG                         1.83
 6.   JFE Holdings, Inc.                        1.80
 7.   Royal Dutch Shell Plc                     1.78
 8.   E.On AG                                   1.74
 9.   Mizuho Financial Group, Inc.              1.72
10.   Sumitomo Mitsui Financial Group, Inc.     1.68

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class    11/30/06      11/30/05
 -----    --------      --------
    A      $23.98        $19.08
    B      $21.86        $17.49
    C      $21.64        $17.30
    R      $23.91        $19.07

Distributions Per Share
--------------------------------------------------------------------------------

                    12/1/05 - 11/30/06
                    ------------------
                       Short-Term      Long-Term
 Class   Dividends   Capital Gains   Capital Gains
 -----   ---------   -------------   -------------
    A     $0.0632      $    -           $    -
    B     $     -      $    -           $    -
    C     $     -      $    -           $    -
    R     $0.0513      $    -           $    -

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

---------------------------------------------------
Average Annual Total Returns
(As of November 30, 2006)
                              Net         Public
                          Asset Value    Offering
Period                       (NAV)      Price (POP)
 10 Years                     3.53%         2.92%
 5 Years                     12.58         11.26
 1 Year                      26.07         18.85
---------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of  $10,000 Investment

                 Pioneer            MSCI ACWF
              International          ex U.S.
                Value Fund            Index
11/96             $ 9,425             $10,000
                   10,298               9,971
11/98               9,335              11,160
                   11,648              13,796
11/00               9,846              12,409
                    7,372              10,199
11/02               6,574               9,110
                    7,605              11,582
11/04               9,290              14,506
                   10,576              16,904
11/06              13,333              21,848

--------------------------------
Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World Free Index, excluding the United States, measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

-------------------------------------------------
Average Annual Total Returns
(As of November 30, 2006)
                               If         If
Period                        Held     Redeemed
 10 Years                     2.52%      2.52%
 5 Years                     11.37      11.37
 1 Year                      24.99      20.99
-------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of  $10,000 Investment

                 Pioneer            MSCI ACWF
              International          ex U.S.
                Value Fund            Index
11/96            $10,000              $10,000
                  10,844                9,971
11/98              9,749               11,160
                  12,060               13,796
11/00             10,101               12,409
                   7,485               10,199
11/02              6,599                9,110
                   7,544               11,582
11/04              9,086               14,506
                  10,260               16,904
11/06             12,823               21,848

--------------------------------
Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World Free Index, excluding the United States, measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

-----------------------------------------------
Average Annual Total Returns
(As of November 30, 2006)
                               If         If
Period                        Held     Redeemed
 10 Years                     2.54%      2.54%
 5 Years                     11.41      11.41
 1 Year                      25.09      25.09
-----------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of  $10,000 Investment

                 Pioneer             MSCI ACWF
              International           ex U.S.
                Value Fund             Index
11/96            $10,000              $10,000
                  10,845                9,971
11/98              9,780               11,160
                  12,133               13,796
11/00             10,144               12,409
                   7,489               10,199
11/02              6,598                9,110
                   7,549               11,582
11/04              9,099               14,506
                  10,275               16,904
11/06             12,852               21,848

--------------------------------
Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World Free Index, excluding the United States, measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                       CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

-----------------------------------------------
Average Annual Total Returns
(As of November 30, 2006)
                               If         If
Period                        Held     Redeemed
 10 Years                     3.17%      3.17%
 5 Years                     12.35      12.35
 1 Year                      25.70      25.70
-----------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of  $10,000 Investment

               Pioneer            MSCI ACWF
            International          ex U.S.
              Value Fund            Index
11/96           $10,000            $10,000
                 10,873              9,971
11/98             9,807             11,160
                 12,176             13,796
11/00            10,240             12,409
                  7,629             10,199
11/02             6,769              9,110
                  7,840             11,582
11/04             9,566             14,506
                 10,865             16,904
11/06            13,657             21,848

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World Free Index, excluding the United States, measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from June 1, 2006 through November 30, 2006

Share Class                          A              B              C              R
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 6/1/06

Ending Account Value             $1,103.46      $1,099.10      $1,100.18      $1,102.92
(after expenses)
On 11/30/06

Expenses Paid During Period*     $    8.96      $   13.68      $   13.32      $   10.28

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, 2.60%, 2.53%, and 1.95% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer International Value Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2006 through November 30, 2006

Share Class                          A              B              C              R
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 6/1/06

Ending Account Value             $1,106.55      $1,012.03      $1,012.38      $1,015.29
(after expenses)
On 11/30/06

Expenses Paid During Period*     $    8.59      $   13.11      $   12.76      $    9.85

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, 2.60%, 2.53%, and 1.95% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06
--------------------------------------------------------------------------------

   Shares                                                          Value
               PREFERRED STOCKS - 1.7%
               Automobiles & Components - 0.4%
               Automobile Manufacturers - 0.4%
      700      Porsche AG                                   $    812,422
                                                            ------------
               Total Automobiles & Components                   $812,422
                                                            ------------
               Utilities - 1.3%
               Multi-Utilities - 1.3%
   22,200      RWE AG                                       $  2,120,842
                                                            ------------
               Total Utilities                              $  2,120,842
                                                            ------------
               TOTAL PREFERRED STOCKS
               (Cost $2,248,636)                            $  2,933,264
                                                            ------------
               COMMON STOCKS - 98.0%
               Energy - 9.2%
               Integrated Oil & Gas - 7.2%
   38,800      Gazprom (A.D.R.)                             $  1,820,535
   18,600      Lukoil Holding (A.D.R.)                         1,655,400
   19,383      Petrobras Brasileiro (A.D.R.)                   1,645,617
   47,256      Repsol SA                                       1,703,332
   85,000      Royal Dutch Shell Plc                           3,001,633
   32,828      Total SA                                        2,337,879
                                                            ------------
                                                            $ 12,164,396
                                                            ------------
               Oil & Gas Equipment & Services - 0.7%
   18,300      Technip                                      $  1,288,662
                                                            ------------
               Oil & Gas Exploration & Production - 1.3%
1,678,900      CNOOC, Ltd.                                  $  1,486,720
   29,500      Norsk Hydro AS*                                   734,336
                                                            ------------
                                                            $  2,221,056
                                                            ------------
               Total Energy                                 $ 15,674,114
                                                            ------------
               Materials - 9.2%
               Commodity Chemicals - 1.0%
  259,800      Asahi Kasei Corp.                            $  1,671,618
                                                            ------------
               Construction Materials - 2.0%
   21,195      CRH Plc                                      $    799,585
   22,500      Holcim, Ltd.                                    2,019,167


The accompanying notes are an integral part of these financial statements.   17

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

 Shares                                                                Value
             Construction Materials - (continued)
  4,100      Lafarge Br                                         $    595,965
                                                                ------------
                                                                $  3,414,717
                                                                ------------
             Diversified Metals & Mining - 2.9%
 93,585      Broken Hill Proprietary Co., Ltd.                  $  1,938,851
 26,621      Freeport-McMoRan Copper & Gold, Inc. (Class B)        1,673,662
 22,761      Rio Tinto Plc                                         1,218,521
                                                                ------------
                                                                $  4,831,034
                                                                ------------
             Steel - 3.3%
 85,900      Companhia Vale do Rio Doce (A.D.R.)*(c)            $  2,022,945
 52,900      Hitachi Metals, Ltd.                                    562,685
 65,900      JFE Holdings, Inc.                                    3,037,994
                                                                ------------
                                                                $  5,623,624
                                                                ------------
             Total Materials                                    $ 15,540,993
                                                                ------------
             Capital Goods - 12.2%
             Building Products - 1.7%
101,000      Asahi Glass Company, Ltd.                          $  1,190,038
 20,170      Compagnie de Saint Gobain                             1,610,330
                                                                ------------
                                                                $  2,800,368
                                                                ------------
             Construction & Farm Machinery & Heavy Trucks - 1.9%
 47,985      Daewoo Heavy Industries & Machinery, Ltd.          $  1,527,935
 11,377      Hyundai Heavy Industries*                             1,648,272
                                                                ------------
                                                                $  3,176,207
                                                                ------------
             Electrical Component & Equipment - 0.4%
  6,500      Schneider Electric SA                              $    705,677
                                                                ------------
             Heavy Electrical Equipment - 1.5%
285,900      Mitsubishi Electric Corp.                          $  2,591,314
                                                                ------------
             Industrial Conglomerates - 3.9%
128,700      Hutchinson Whampoa, Ltd.*                          $  1,209,269
191,100      Keppel Corp.                                          2,156,625
352,690      KOC Holding AS*                                       1,207,192
 22,189      Siemens                                               2,112,784
                                                                ------------
                                                                $  6,685,870
                                                                ------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                           Value
              Industrial Machinery - 1.4%
  74,100      AB SKF                                        $  1,217,235
  95,100      Nabtesco Corp.                                   1,130,365
                                                            ------------
                                                            $  2,347,600
                                                            ------------
              Trading Companies & Distributors - 1.4%
 131,400      Mitsubishi Corp.                              $  2,449,285
                                                            ------------
              Total Capital Goods                           $ 20,756,321
                                                            ------------
              Commercial Services & Supplies - 0.3%
              Office Services & Supplies - 0.3%
  35,100      Buhrmann NV                                   $    493,962
                                                            ------------
              Total Commercial Services & Supplies          $    493,962
                                                            ------------
              Transportation - 1.9%
              Air Freight & Couriers - 0.8%
   4,100      Panalpina Welttransport Holding AG            $    514,741
  20,426      TNT NV                                             859,895
                                                            ------------
                                                            $  1,374,636
                                                            ------------
              Railroads - 1.1%
     271      East Japan Railway Co.                        $  1,900,723
                                                            ------------
              Total Transportation                          $  3,275,359
                                                            ------------
              Automobiles & Components - 4.5%
              Auto Parts & Equipment - 1.0%
  45,300      Denso Corp.                                   $  1,712,359
                                                            ------------
              Automobile Manufacturers - 3.0%
  18,400      Hyundai Motor Co., Ltd.                       $  1,390,177
  64,000      Toyota Motor Co.                                 3,850,043
                                                            ------------
                                                            $  5,240,220
                                                            ------------
              Tires & Rubber - 0.4%
   6,100      Continental AG                                $    693,068
                                                            ------------
              Total Automobiles & Components                $  7,645,647
                                                            ------------
              Consumer Durables & Apparel - 2.8%
              Apparel, Accessories & Luxury Goods - 0.4%
  15,120      Adidas-Salomon AG                             $    744,973
                                                            ------------


The accompanying notes are an integral part of these financial statements.   19

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
              Consumer Electronics - 1.4%
 118,000      Matsushita Electric Industrial Co., Ltd.     $  2,291,439
                                                           ------------
              Homebuilding - 0.7%
  41,000      Persimmon Plc.                               $  1,177,189
                                                           ------------
              Leisure Products - 0.3%
  18,200      Sega Sammy Holdings, Inc.                    $    456,897
                                                           ------------
              Total Consumer Durables & Apparel            $  4,670,498
                                                           ------------
              Consumer Services - 0.7%
              Casinos & Gaming - 0.3%
  12,000      Opap SA                                      $    451,050
                                                           ------------
              Hotels, Resorts & Cruise Lines - 0.4%
  13,700      Carnival Corp.                               $    671,163
                                                           ------------
              Total Consumer Services                      $  1,122,213
                                                           ------------
              Media - 1.3%
              Broadcasting & Cable TV - 0.7%
  26,100      Eutelsat Communications*                     $    539,288
  63,100      Mediaset S.p.A                                    749,414
                                                           ------------
                                                           $  1,288,702
                                                           ------------
              Movies & Entertainment - 0.6%
  25,400      Vivendi SA                                   $    977,693
                                                           ------------
              Total Media                                  $  2,266,395
                                                           ------------
              Retailing - 3.0%
              Apparel Retail - 1.1%
 428,300      Truworths International, Ltd.*               $  1,790,285
                                                           ------------
              Department Stores - 1.9%
   3,300      Pinault-Printemps Redoute*                   $    503,732
 191,200      Takashimaya Co., Ltd. (c)                       2,741,844
                                                           ------------
                                                           $  3,245,576
                                                           ------------
              Total Retailing                              $  5,035,861
                                                           ------------
              Food & Drug Retailing - 0.5%
              Drug Retail - 0.5%
  56,900      Alliance Boots Plc                           $    894,246
                                                           ------------
              Total Food & Drug Retailing                  $    894,246
                                                           ------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                          Value
              Food, Beverage & Tobacco - 4.1%
              Brewers - 0.7%
   55,700     South African Breweries Plc                  $  1,166,419
                                                           ------------
              Distillers & Vintners - 0.7%
   77,300     C&C Group Plc                                $  1,181,911
                                                           ------------
              Packaged Foods & Meats - 0.9%
    4,454     Nestle SA (Registered Shares)                $  1,572,640
                                                           ------------
              Soft Drinks - 1.0%
   16,600     Fomento Economico Mexicano SA de C.V.        $  1,747,150
                                                           ------------
              Tobacco - 0.8%
   47,200     British American Tobacco Plc                 $  1,337,422
                                                           ------------
              Total Food, Beverage & Tobacco               $  7,005,542
                                                           ------------
              Household & Personal Products - 1.4%
              Household Products - 0.3%
   11,600     Reckitt Benckiser Plc                        $    515,954
                                                           ------------
              Personal Products - 1.1%
   67,600     Kose Corp.                                   $  1,889,624
                                                           ------------
              Total Household & Personal Products          $  2,405,578
                                                           ------------
              Health Care Equipment & Services - 0.7%
              Health Care Equipment - 0.5%
    6,400     Synthes, Inc.                                $    752,193
                                                           ------------
              Health Care Services - 0.2%
    2,800     Fresenius Medical Care AG                    $    375,881
                                                           ------------
              Total Health Care Equipment & Services       $  1,128,074
                                                           ------------
              Pharmaceuticals & Biotechnology - 5.2%
              Pharmaceuticals - 5.2%
   30,188     Astrazeneca Plc                              $  1,750,013
   61,700     Daiichi Sankyo Co., Ltd.                        1,897,857
   17,134     Roche Holdings AG*                              3,096,463
   15,082     Shire Pharmaceuticals Group Plc (A.D.R.)          913,969
   17,100     UCB SA                                          1,085,229
                                                           ------------
                                                           $  8,743,531
                                                           ------------
              Total Pharmaceuticals & Biotechnology        $  8,743,531
                                                           ------------


The accompanying notes are an integral part of these financial statements.   21

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                            Value
              Banks - 17.2%
              Diversified Banks - 17.2%
 211,200      Banca Intesa S.p.A.                            $  1,492,736
 169,649      Barclays Plc                                      2,274,531
  30,145      BNP Paribas SA                                    3,257,553
  50,400      Commonwealth Bank of Australia                    1,886,951
  42,300      Depfa Bank plc                                      766,119
 124,392      Development Bank of Singapore, Ltd.               1,693,186
  21,600      Dexia*                                              590,150
  15,473      Kookmin Bank (A.D.R.) (c)                         1,210,762
       -      Mitsubishi UFJ Financial Group, Inc.                  4,842
     396      Mizuho Financial Group, Inc.                      2,905,477
 104,747      Royal Bank of Scotland Group Plc                  3,800,589
  12,048      Societe Generale                                  2,019,548
     270      Sumitomo Mitsui Financial Group, Inc.             2,837,325
 297,961      Turkiye Is Bankasi (Isbank)                       1,239,885
  20,800      Uniao de Bancos Brasileiros S.A. (Unibanco)
                (G.D.R.)*                                       1,761,136
  69,700      Westpac Banking Corp.                             1,342,545
                                                             ------------
                                                             $ 29,083,335
                                                             ------------
              Total Banks                                    $ 29,083,335
                                                             ------------
              Diversified Financials - 4.0%
              Asset Management & Custody Banks - 0.3%
  52,400      Man Group Plc*                                 $    489,370
                                                             ------------
              Diversified Capital Markets - 3.0%
  56,621      CS Group                                       $  3,746,280
  10,200      Deutsche Bank AG                                  1,315,843
                                                             ------------
                                                             $  5,062,123
                                                             ------------
              Investment Banking & Brokerage - 0.7%
  73,700      Nomura Securities Co., Ltd.*                   $  1,286,198
                                                             ------------
              Total Diversified Financials                   $  6,837,691
                                                             ------------

22    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                             Value
                   Insurance - 3.7%
                   Multi-Line Insurance - 2.8%
      99,700       Aviva Plc*                                     $  1,545,745
      44,765       AXA                                               1,696,668
       5,795       Zurich Financial Services                         1,506,908
                                                                  ------------
                                                                  $  4,749,321
                                                                  ------------
                   Property & Casualty Insurance - 0.9%
     126,405       Mitsui Sumitomo Insurance Co.                  $  1,553,465
                                                                  ------------
                   Total Insurance                                $  6,302,786
                                                                  ------------
                   Real Estate - 1.5%
                   Real Estate Management & Development - 1.5%
     109,701       Mitsui Fudosan Co.                             $  2,566,260
                                                                  ------------
                   Total Real Estate                              $  2,566,260
                                                                  ------------
                   Software & Services - 0.4%
                   Application Software - 0.4%
       3,400       Sap AG                                         $    711,082
                                                                  ------------
                   Total Software & Services                      $    711,082
                                                                  ------------
                   Technology Hardware & Equipment - 3.6%
                   Communications Equipment - 1.2%
     307,600       Ericsson LM Tel Sur B                          $  1,195,181
      17,300       TomTom NV*                                          831,550
                                                                  ------------
                                                                  $  2,026,731
                                                                  ------------
                   Electronic Equipment & Instruments - 1.0%
      22,300       Nidec Corp.                                    $  1,724,534
                                                                  ------------
                   Office Electronics - 1.4%
      44,000       Canon, Inc.                                    $  2,314,798
                                                                  ------------
                   Total Technology Hardware & Equipment          $  6,066,063
                                                                  ------------
                   Semiconductors - 2.8%
                   Semiconductor Equipment - 1.6%
      35,200       Tokyo Electron, Ltd.                           $  2,705,822
                                                                  ------------
                   Semiconductors - 1.2%
     138,160       Hon Hai Precision Industry (G.D.R.)*           $  1,991,262
                                                                  ------------
                   Total Semiconductors                           $  4,697,084
                                                                  ------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
               Telecommunication Services - 5.4%
               Alternative Carriers - 1.9%
   33,800      Fastweb*                                         $  1,768,576
  188,100      Inmarsat Plc                                        1,389,022
                                                                ------------
                                                                $  3,157,598
                                                                ------------
               Integrated Telecommunication Services - 2.4%
      357      Nippon Telegraph & Telephone Corp.               $  1,802,291
   70,600      Telekom Austria AG                                  1,871,489
   60,400      Telekomunikacja Polska SA                             469,381
                                                                ------------
                                                                $  4,143,161
                                                                ------------
               Wireless Telecommunication Services - 1.1%
   38,906      Mobile Telesystems (A.D.R.)                      $  1,871,379
                                                                ------------
               Total Telecommunication Services                 $  9,172,138
                                                                ------------
               Utilities - 2.4%
               Electric Utilities - 2.4%
   35,000      Chubu Electric Power Co., Inc.*                  $  1,050,725
   22,849      E.On AG                                             2,939,569
                                                                ------------
                                                                $  3,990,294
                                                                ------------
               Total Utilities                                  $  3,990,294
                                                                ------------
               TOTAL COMMON STOCKS
               (Cost $134,635,124)                              $166,085,067
                                                                ------------
               TEMPORARY CASH INVESTMENT - 2.7%
               Time Deposits - 2.7%
3,230,657      Dresdner Bank AG, 5.30%, 12/1/06                 $  3,230,657
1,109,787      Dresdner Bank AG, 5.29%, 12/1/06                    1,109,787
  190,180      Bank of Montreal, 5.28%, 12/1/06                      190,180
                                                                ------------
                                                                $  4,530,624
                                                                ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $4,530,624)                                $  4,530,624
                                                                ------------
               TOTAL INVESTMENT IN SECURITIES - 102.4%
               (Cost $141,414,384)(a)(b)                        $173,548,955
                                                                ------------
               OTHER ASSETS AND LIABILITIES - (2.4)%              (4,037,658)
                                                                ------------
               TOTAL NET ASSETS - 100.0%                        $169,511,297
                                                                ============


24    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*        Non-income producing security

(a) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in equity securities, is as follows:

         Japan                                                                            29.7%
         United Kingdom                                                                   12.7
         Germany                                                                           9.3
         France                                                                            9.2
         Switzerland                                                                       7.4
         South Korea                                                                       3.4
         Brazil                                                                            3.2
         Russia                                                                            3.2
         Australia                                                                         3.1
         Italy                                                                             2.4
         Singapore                                                                         2.3
         Ireland                                                                           1.6
         Turkey                                                                            1.4
         Sweden                                                                            1.4
         Netherlands                                                                       1.3
         Taiwan                                                                            1.2
         Austria                                                                           1.1
         South Africa                                                                      1.1
         Mexico                                                                            1.0
         Spain                                                                             1.0
         Belgium                                                                           1.0
         Other (individually less than 1%)                                                 2.0
                                                                                         -----
                                                                                         100.0%
                                                                                         =====

(b) At November 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $141,935,319 was as follows:

          Aggregate gross unrealized gain for all investments in which there is
          an excess of value over tax cost                                         $33,809,305
          Aggregate gross unrealized loss for all investments in which there is
          an excess of tax cost over value                                          (2,195,669)
                                                                                   -----------
          Net unrealized gain                                                      $31,613,636
                                                                                   ===========

(c)   At November 30, 2006, the following securities were out on loan:

         Shares                 Security                                           Market Value
         84,000                 Takashimaya Co., Ltd.                              $ 1,204,577
         85,041                 Companhia Vale do Rio Doce (A.D.R)*                  2,002,716
         15,318                 Kookmin Bank (A.D.R.)                                1,198,634
                                                                                   -----------
                                Total                                              $ 4,405,927
                                                                                   ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2006 aggregated $160,677,655 and $176,988,543, respectively.


The accompanying notes are an integral part of these financial statements.   25

Pioneer International Value Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $4,405,927) (cost $141,414,384)                                 $173,548,955
  Cash                                                                   235,900
  Foreign currencies, at value (cost $466)                                   466
  Receivables -
    Investment securities sold                                           381,595
    Fund shares sold                                                      31,725
    Dividends, interest and foreign taxes withheld                       371,828
  Other                                                                   39,367
                                                                    ------------
     Total assets                                                   $174,609,836
                                                                    ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                         $    275,400
    Upon return of securities loaned                                   4,530,624
  Due to affiliates                                                      118,406
  Due to Pioneer Investment Management, Inc.                              68,902
  Accrued expenses                                                       105,207
                                                                    ------------
     Total liabilities                                              $  5,098,539
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $179,379,296
  Undistributed net investment income                                    541,073
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (42,563,326)
  Net unrealized gain on investments                                  32,134,571
  Net unrealized gain on other assets and liabilities
    denominated in foreign currencies                                     19,683
                                                                    ------------
     Total net assets                                               $169,511,297
                                                                    ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $142,645,349/5,947,298 shares)                  $      23.98
                                                                    ============
  Class B (based on $15,282,490/699,119 shares)                     $      21.86
                                                                    ============
  Class C (based on $11,030,186/509,756 shares)                     $      21.64
                                                                    ============
  Class R (based on $553,272/23,137 shares)                         $      23.91
                                                                    ============
MAXIMUM OFFERING PRICE:
  Class A ($23.98 [divided by] 94.25%)                              $      25.44
                                                                    ============


26    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/06


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $429,406)       $3,502,701
  Interest                                                        48,756
  Income from securities loaned, net                             111,236
                                                              -----------
     Total investment income                                                     $ 3,662,693
                                                                                 -----------
EXPENSES:
  Management fees                                             $1,413,162
  Transfer agent fees and expenses
   Class A                                                       710,795
   Class B                                                       105,366
   Class C                                                        48,877
   Class R                                                         5,896
  Distribution fees
   Class A                                                       342,164
   Class B                                                       147,651
   Class C                                                        97,447
   Class R                                                         2,243
  Administrative reimbursements                                   31,508
  Custodian fees                                                 113,613
  Registration fees                                               38,350
  Professional fees                                               63,011
  Printing expense                                                17,331
  Fees and expenses of nonaffiliated trustees                      7,164
  Miscellaneous                                                   27,200
                                                              -----------
     Total expenses                                                              $ 3,171,778
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                            (139,596)
     Less fees paid indirectly                                                       (18,158)
                                                                                 -----------
     Net expenses                                                                $ 3,014,024
                                                                                 -----------
       Net investment income                                                     $   648,669
                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                $29,285,968
   Other assets and liabilities denominated in foreign
     currencies                                                 (117,234)        $29,168,734
                                                              -----------        -----------
  Change in net unrealized gain on:
   Investments                                                $7,489,383
   Other assets and liabilities denominated in foreign
     currencies                                                   44,155         $ 7,533,538
                                                              -----------        -----------
  Net gain on investments and foreign currency transactions                      $36,702,272
                                                                                 -----------
  Net increase in net assets resulting from operations                           $37,350,941
                                                                                 ===========


The accompanying notes are an integral part of these financial statements.   27

Pioneer International Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/06 and 11/30/05, respectively

                                                            Year Ended        Year Ended
                                                             11/30/06          11/30/05
FROM OPERATIONS:
Net investment income                                     $     648,669     $     727,691
Net realized gain on investments and foreign currency
  transactions                                               29,168,734        23,097,030
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                           7,533,538        (5,540,815)
                                                          -------------     -------------
    Net increase in net assets resulting from
     operations                                           $  37,350,941     $  18,283,906
                                                          -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.06 and $0.00 per share, respectively)     $    (422,171)    $           -
    Class R ($0.05 and $0.00 per share, respectively)              (800)                -
                                                          -------------     -------------
     Total distributions to shareowners                   $    (422,971)    $           -
                                                          -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  28,688,301     $  24,496,335
Reinvestment of distributions                                   343,522                 -
Cost of shares repurchased                                  (48,210,085)      (38,062,312)
Redemption fees                                                   6,258            11,132
                                                          -------------     -------------
    Net decrease in net assets resulting from
     Fund share transactions                              $ (19,172,004)    $ (13,554,845)
                                                          -------------     -------------
    Net increase in net assets                            $  17,755,966     $   4,729,061
NET ASSETS:
Beginning of year                                           151,755,331       147,026,270
                                                          -------------     -------------
End of year                                               $ 169,511,297     $ 151,755,331
                                                          =============     =============
Undistributed net investment income                       $     541,073     $     432,609
                                                          =============     =============

28    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  '06 Shares          '06 Amount       '05 Shares          '05 Amount
CLASS A
Shares sold                          873,460        $ 19,136,281          859,489        $ 15,264,275
Reinvestment of distributions         16,934             342,739                -                   -
Redemption fees                            -               6,117                -               6,737
Less shares repurchased           (1,672,704)        (36,591,466)      (1,642,154)        (28,745,622)
                                  ----------        ------------       ----------        ------------
    Net decrease                    (782,310)       $(17,106,329)        (782,665)       $(13,474,610)
                                  ==========        ============       ==========        ============
CLASS B
Shares sold                          238,751        $  4,800,775          299,495        $  4,977,828
Redemption fees                            -                 121                -                 594
Less shares repurchased             (351,778)         (7,027,253)        (394,399)         (6,268,298)
                                  ----------        ------------       ----------        ------------
    Net decrease                    (113,027)       $ (2,226,357)         (94,904)       $ (1,289,876)
                                  ==========        ============       ==========        ============
CLASS C
Shares sold                          223,709        $  4,436,906          252,198        $  4,156,260
Redemption fees                            -                  20                -               3,801
Less shares repurchased             (224,137)         (4,423,235)        (190,600)         (2,995,995)
                                  ----------        ------------       ----------        ------------
    Net increase (decrease)             (428)       $     13,691           61,598        $  1,164,066
                                  ==========        ============       ==========        ============
CLASS R
Shares sold                           14,801        $    314,339            5,473        $     97,972
Reinvestment of distributions             39                 783                -                   -
Less shares repurchased               (7,410)           (168,131)          (3,023)            (52,397)
                                  ----------        ------------       ----------        ------------
    Net increase                       7,430        $    146,991            2,450        $     45,575
                                  ==========        ============       ==========        ============


The accompanying notes are an integral part of these financial statements.   29

Pioneer International Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                  11/30/06     11/30/05     11/30/04     11/30/03     11/30/02
CLASS A
Net asset value, beginning of period                              $ 19.08      $ 16.76      $  13.72     $  11.86     $  13.30
                                                                  -------      -------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $  0.12      $  0.12      $   0.04     $   0.01     $  (0.01)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      4.84         2.20          3.00         1.85        (1.43)
                                                                  -------      -------      --------     --------     --------
  Net increase (decrease) from investment operations              $  4.96      $  2.32      $   3.04     $   1.86     $  (1.44)
Distributions to shareowners:
 Net investment income                                              (0.06)           -             -            -            -
Redemption fee                                                          -(a)         -(a)          -            -            -
                                                                  -------      -------      --------     --------     --------
Net increase (decrease) in net asset value                        $  4.90      $  2.32      $   3.04     $   1.86     $  (1.44)
                                                                  -------      -------      --------     --------     --------
Net asset value, end of period                                    $ 23.98      $ 19.08      $  16.76     $  13.72     $  11.86
                                                                  =======      =======      ========     ========     ========
Total return*                                                       26.07%       13.84%        22.16%       15.68%      (10.83)%
Ratio of net expenses to average net assets+                         1.71%        1.70%         1.82%        2.36%        2.18%
Ratio of net investment income (loss) to average net assets+         0.52%        0.61%         0.28%        0.08%       (0.15)%
Portfolio turnover rate                                                98%         111%          122%         101%          34%
Net assets, end of period (in thousands)                          $142,645     $128,426     $125,880     $107,260     $100,287
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.79%        1.88%         1.99%        2.35%        2.17%
 Net investment income (loss)                                        0.44%        0.43%         0.11%        0.09%       (0.14)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.70%        1.70%         1.82%        2.36%        2.18%
 Net investment income (loss)                                        0.53%        0.61%         0.28%        0.08%       (0.15)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                                11/30/06      11/30/05     11/30/04     11/30/03     11/30/02
CLASS B
Net asset value, beginning of period                           $ 17.49       $ 15.49       $ 12.86      $ 11.25      $  12.76
                                                               -------       -------       -------      -------      --------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.07)      $ (0.04)      $ (0.15)     $ (0.15)     $  (0.62)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   4.44          2.04          2.78         1.76         (0.89)
                                                               -------       -------       -------      -------      --------
  Net increase (decrease) from investment operations           $  4.37       $  2.00       $  2.63      $  1.61      $  (1.51)
Redemption fee                                                       -(a)          -(a)          -            -             -
                                                               -------       -------       -------      -------      --------
Net increase (decrease) in net asset value                     $  4.37       $  2.00       $  2.63      $  1.61      $  (1.51)
                                                               -------       -------       -------      -------      --------
Net asset value, end of period                                 $ 21.86       $ 17.49       $ 15.49      $ 12.86      $  11.25
                                                               =======       =======       =======      =======      ========
Total return*                                                    24.99%        12.91%        20.45%       14.31%       (11.83)%
Ratio of net expenses to average net assets+                      2.62%         2.57%         3.15%        3.55%         3.13%
Ratio of net investment loss to average net assets+              (0.41)%       (0.25)%       (1.04)%      (1.12)%       (1.08)%
Portfolio turnover rate                                             98%          111%          122%         101%           34%
Net assets, end of period (in thousands)                       $15,282       $14,205       $14,051      $14,138      $ 16,861
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     2.76%         2.96%         3.14%        3.54%         3.12%
 Net investment loss                                             (0.55)%       (0.64)%       (1.03)%      (1.11)%       (1.07)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     2.60%         2.56%         3.15%        3.55%         3.13%
 Net investment loss                                             (0.39)%       (0.24)%       (1.04)%      (1.12)%       (1.08)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

(a)  Amount rounds to less than one cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                11/30/06     11/30/05     11/30/04     11/30/03     11/30/02
CLASS C
Net asset value, beginning of period                           $ 17.30       $ 15.32      $ 12.71      $ 11.11      $  12.61
                                                               -------       -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.06)      $ (0.04)     $ (0.12)     $ (0.11)     $  (0.53)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   4.40          2.02         2.73         1.71         (0.97)
                                                               -------       -------      -------      -------      --------
  Net increase (decrease) from investment operations           $  4.34       $  1.98      $  2.61      $  1.60      $  (1.50)
Redemption fee                                                       -(a)          -(a)         -            -             -
                                                               -------       -------      -------      -------      --------
Net increase (decrease) in net asset value                     $  4.34       $  1.98      $  2.61      $  1.60      $  (1.50)
                                                               -------       -------      -------      -------      --------
Net asset value, end of period                                 $ 21.64       $ 17.30      $ 15.32      $ 12.71      $  11.11
                                                               =======       =======      =======      =======      ========
Total return*                                                    25.09%        12.92%       20.54%       14.40%       (11.90)%
Ratio of net expenses to average net assets+                      2.54%         2.57%        3.12%        3.41%         3.32%
Ratio of net investment loss to average net assets+              (0.35)%       (0.26)%      (1.00)%      (0.96)%       (1.21)%
Portfolio turnover rate                                             98%          111%         122%         101%           34%
Net assets, end of period (in thousands)                       $11,030       $ 8,826      $ 6,872      $ 4,403      $  3,859
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     2.54%         2.79%        3.12%        3.40%         3.31%
 Net investment loss                                             (0.35)%       (0.48)%      (1.00)%      (0.96)%       (1.20)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     2.54%         2.57%        3.12%        3.41%         3.32%
 Net investment loss                                             (0.33)%       (0.26)%      (1.00)%      (0.96)%       (1.21)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     Year Ended   Year Ended
                                                                                      11/30/06     11/30/05
CLASS R
Net asset value, beginning of period                                                 $  19.07      $  16.79
                                                                                     --------      --------
Increase from investment operations:
 Net investment income                                                               $   0.03      $   0.06
 Net realized and unrealized gain on investments and foreign currency transactions       4.86          2.22
                                                                                     --------      --------
  Net increase from investment operations                                            $   4.89      $   2.28
Distributions to shareowners:
 Net investment income                                                                  (0.05)            -
Redemption fee                                                                              -(b)          -
                                                                                     --------      --------
Net increase in net asset value                                                      $   4.84      $   2.28
                                                                                     --------      --------
Net asset value, end of period                                                       $  23.91      $  19.07
                                                                                     --------      --------
Total return*                                                                           25.70%        13.58%
Ratio of net expenses to average net assets+                                             1.95%         1.89%
Ratio of net investment income to average net assets+                                    0.18%         0.40%
Portfolio turnover rate                                                                    98%          111%
Net assets, end of period (in thousands)                                             $    553      $    299
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                            2.83%         2.67%
 Net investment income (loss)                                                           (0.71)%       (0.38)%
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                            1.95%         1.89%
 Net investment income                                                                   0.18%         0.40%

                                                                                                      4/1/03 (a)
                                                                                      Year Ended          to
                                                                                       11/30/04        11/30/03
CLASS R
Net asset value, beginning of period                                                   $  13.76      $    10.54
                                                                                       --------      ----------
Increase from investment operations:
 Net investment income                                                                 $   0.02      $     0.02
 Net realized and unrealized gain on investments and foreign currency transactions         3.01            3.20
                                                                                       --------      ----------
  Net increase from investment operations                                              $   3.03      $     3.22
Distributions to shareowners:
 Net investment income                                                                        -               -
Redemption fee                                                                                -               -
                                                                                       --------      ----------
Net increase in net asset value                                                        $   3.03      $     3.22
                                                                                       --------      ----------
Net asset value, end of period                                                         $  16.79      $    13.76
                                                                                       --------      ----------
Total return*                                                                             22.02%          30.55%***
Ratio of net expenses to average net assets+                                               1.93%           2.23%**
Ratio of net investment income to average net assets+                                      0.17%           3.87%**
Portfolio turnover rate                                                                     122%            101%
Net assets, end of period (in thousands)                                               $    223      $      116
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                              1.93%           2.23%**
 Net investment income (loss)                                                              0.17%           3.87%**
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                              1.93%           2.23%**
 Net investment income                                                                     0.17%           3.87%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class R shares were first publicly offered on April 1, 2003.
(b)  Amount rounds to less than one cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06

1.   Organization and Significant Accounting Policies
Pioneer International Value Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

Information regarding the Fund's principal investment risks is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class R shares were first publicly offered on April 1, 2003. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes and are reported net of foreign taxes on capital gains at the applicable country rates.

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2006, the Fund had a net capital loss carryforward of $42,042,391 of which the following amounts will expire between 2009 and 2011 if not utilized: $7,295,608 in 2009, $21,765,862 in 2010 and
     $12,980,921 in 2011.

     The Fund has reclassified $117,234 to decrease undistributed net investment income and $117,234 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The tax character of current year distributions paid during the year ended November 30, 2006 was as follows. There were no distributions paid by the Fund during the year ended November 30, 2005.

--------------------------------------------------------------------------------
                                                              2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                           $422,971
  Long-term capital gain                                           -
                                                            --------
    Total                                                   $422,971
                                                            ========
--------------------------------------------------------------------------------

     The following shows the components of accumulated losses on a federal income tax basis at November 30, 2006.

--------------------------------------------------------------------------------
                                                              2006
--------------------------------------------------------------------------------
  Undistributed ordinary income                          $   541,073
  Capital loss carryforward                              (42,042,391)
  Unrealized appreciation                                 31,633,319
                                                         -----------
    Total                                                $(9,867,999)
                                                         ===========
--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appre ciation is attributable to the tax deferral of losses on wash sales.

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $17,890 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2006.

F.   Class Allocations

     Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class R shares can bear different transfer agent and distribution fees.

G.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in Time Deposits, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average net assets up to $500 million and 0.75% of the excess over $500 million. For the year ended November 30, 2006, the management fee was equivalent to a rate of 0.86% of average daily net assets.

Prior to January 1, 2006, the Fund's management fee was 0.95% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million. Prior to January 1, 2005, the Fund's management fee was 1.00% of the Fund's average daily net assets up to $300 million, 0.85% of the next $200 million and 0.75% of excess over $500 million.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.70%, 2.60%, 2.60%, and 1.95%, of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2009 for Class A and through April 1, 2007 for Class B, Class C and Class R shares.

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2006, $4,037 was payable to PIM related to management fees, administrative fees and certain other expenses, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $112,709 in transfer agent fees payable to PIMSS at November 30, 2006.

4.   Distribution and Service Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates is $1,660 in distribution fees payable to PFD at November 30, 2006. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class A shares within 18 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the Fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There is no CDSC for Class R shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2006, CDSCs in the amount of $26,830 were paid to PFD.

Prior to September 1, 2006, the Fund charged a 2.0% redemption fee on each class of shares sold within 30 days of purchase. For the year ended November 30 2006, the Fund collected $6,258 in redemption fees which are included in the Fund's capital account. Effective August 1, 2006, this redemption fee is no longer charged.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2006, the Fund's expenses were reduced by $18,158 under such arrangements.

6.   Forward Foreign Currency Contracts

During the year ended November 30, 2006, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At November 30, 2006, the Fund had no outstanding portfolio hedges and forward currency settlement contracts.

7.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2006, the Fund had no borrowings under this agreement.

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's (series', trust's) tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

TAX INFORMATION (unaudited)

For the fiscal year ending November 30, 2006, the Fund has elected to pass through foreign tax credits of $343,036.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended November 30, 3006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to the maximum amount of such dividend allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Pioneer International Value Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer International Value Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer International Value Fund ("The Fund"), including the schedule of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP

Boston, Massachusetts
January 12, 2007

Pioneer International Value Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on
(i) the investment performance of the Fund, a peer group of funds and an index approved by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies

Pioneer International Value Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the disclosures included in the Fund's prospectuses and reports to shareowners.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the breakpoints in the Fund's management fee and the management fee of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to the performance of both a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index approved by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the third quintile for the three years ended June 30, 2006, the third quintile for the five years ended June 30, 2006 and the fifth quintile for the ten years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also noted that the Fund's return, gross of expenses, exceeded the return of the Fund's benchmark index for the 12-month period ended June 30, 2006. The Trustees concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the

Pioneer International Value Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     well-developed methods essential to perform its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, such as transfer agency and administration, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio (after giving effect to the expense limitation) for the 12 months ended June 30, 2006 to be in the fourth quintile according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of breakpoints at future asset levels, any perceived or potential economies of scale would be shared between Fund's shareowners and the Investment Adviser in a reasonable manner as the Fund grows in size.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research and brokerage services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Pioneer International Value Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in Fund's relevant peer group, and taking into account all material factors deemed relevant by the trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fees payable thereunder (taking into account the expense limitation), was fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Pioneer International Value Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Hood and Mr. West) serves as a Trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Hood and Mr. West each serves as Trustee of 37 of the 86 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer International Value Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held       Length of Service
Name and Age               With the Fund        and Term of Office
John F. Cogan, Jr. (80)*   Chairman of the      Trustee since 1992.
                           Board, Trustee and   Serves until a
                           President            successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

                                                                                       Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset      Director of ICI Mutual
                           Management S.p.A. ("PGAM"); Non-Executive Chairman          Insurance Company
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C, Inc.
                           (since 2003); Director of Cole Investment Corporation
                           (since 2004); Director of Fiduciary Counseling, Inc.;
                           President and Director of Pioneer Funds Distributor, Inc.
                           ("PFD") (until May 2006); President of all of the Pioneer
                           Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP (counsel to PIM-USA and the Pioneer Funds)
------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Positions Held          Length of Service
Name and Age            With the Fund           and Term of Office
Osbert M. Hood (54)*+   Trustee and Executive   Trustee since 2003.
                        Vice President          Serves until a
                                                successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------


                                                                                        Other Directorships Held
Name and Age            Principal Occupation During Past Five Years                     by this Trustee
Osbert M. Hood (54)*+   President and Chief Executive Officer, PIM-USA since            None
                        May 2003 (Director since January 2001; Executive
                        Vice President and Chief Operating Officer from
                        November 2000 - May 2003); Director of PGAM since
                        June 2003; President and Director of Pioneer since
                        May 2003; President and Director of Pioneer Institutional
                        Asset Management, Inc. since February 2006; Chairman
                        and Director of Pioneer Investment Management
                        Shareholder Services, Inc. ("PIMSS") since May 2003;
                        Director of PFD since May 2006; Director of Oak Ridge
                        Investments, LLC (a registered investment adviser in which
                        PIM-USA owns a minority interest) since January 2005;
                        Director of Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-owned by PIM-USA) since
                        June 2006; and Executive Vice President of all of the
                        Pioneer Funds since June 2003
------------------------------------------------------------------------------------------------------------------
+ Mr. Hood resigned as Trustee and Executive Vice President of the Trust on
January 9, 2007.

Pioneer International Value Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held   Length of Service
Name, Age and Address          With the Fund    and Term of Office
David R. Bock (62)             Trustee          Trustee since 2005.
3050 K Street NW,                               Serves until a
Washington, DC 20007                            successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 1997.
3509 Woodbine Street                            Serves until a
Chevy Chase, MD 20815                           successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 1992.
1001 Sherbrooke Street West,                    Serves until a
Montreal, Quebec, Canada                        successor trustee is
H3A 1G5                                         elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

                                                                                             Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                   by this Trustee
David R. Bock (62)             Senior Vice President and Chief Financial Officer,            Director of The Enterprise
3050 K Street NW,              I-trax, Inc. (publicly traded health care services company)   Social Investment
Washington, DC 20007           (2001 - present); Managing Partner, Federal City Capital      Company (privately-held
                               Advisors (boutique merchant bank) (2002 to 2004); and         affordable housing
                               Executive Vice President and Chief Financial Officer,         finance company); and
                               Pedestal Inc. (internet-based mortgage trading company)       Director of New York
                               (2000 - 2002)                                                 Mortgage Trust (publicly
                                                                                             traded mortgage REIT)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial        Director of Brady
3509 Woodbine Street           advisory firm)                                                Corporation (industrial
Chevy Chase, MD 20815                                                                        identification and
                                                                                             specialty coated material
                                                                                             products manufacturer);
                                                                                             Director of Briggs &
                                                                                             Stratton Co. (engine
                                                                                             manufacturer); Director
                                                                                             of Mortgage Guaranty
                                                                                             Insurance Corporation;
                                                                                             and Director of UAL
                                                                                             Corporation (airline
                                                                                             holding company)
-------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc.                   None
1001 Sherbrooke Street West,   (consulting firm); and Desautels Faculty of
Montreal, Quebec, Canada       Management, McGill University
H3A 1G5
-------------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Positions Held  Length of Service
Name, Age and Address           With the Fund   and Term of Office
Thomas J. Perna (56)            Trustee         Trustee since 2006.
89 Robbins Avenue,                              Serves until a
Berkeley Heights, NJ 07922                      successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee         Trustee since 1992.
200 State Street, 12th Floor,                   Serves until a
Boston, MA 02109                                successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (78)            Trustee         Trustee since 1993.
125 Broad Street,                               Serves until a
New York, NY 10004                              successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)              Trustee         Trustee since 1992.
One North Adgers Wharf,                         Serves until a
Charleston, SC 29401                            successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------


                                                                                          Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years               by this Trustee
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive   Director of Quadriserv
89 Robbins Avenue,              Vice President, The Bank of New York (financial and       Inc. (technology products
Berkeley Heights, NJ 07922      securities services) (1986 - 2004)                        for securities lending
                                                                                          industry)
-------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                   High Income Fund, Inc.
Boston, MA 02109                                                                          (closed-end investment
                                                                                          company)
-------------------------------------------------------------------------------------------------------------------------
Stephen K. West (78)            Senior Counsel, Sullivan & Cromwell (law firm)            Director, The Swiss
125 Broad Street,                                                                         Helvetia Fund, Inc.
New York, NY 10004                                                                        (closed-end investment
                                                                                          company)
-------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private             None
One North Adgers Wharf,         investment firm)
Charleston, SC 29401
-------------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Position Held With    Term of Office and
Name and Age                 the Fund              Length of Service
Dorothy E. Bourassa (58)     Secretary             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (41)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant Secretary   Since 2006. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2000. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------


                                                                                      Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years              by this Officer
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal      None
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
-------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)   Vice President and Senior Counsel of Pioneer since       None
                             July 2002; Vice President and Senior Counsel of BISYS
                             Fund Services, Inc. (April 2001 to June 2002); Senior
                             Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001), and
                             Assistant Secretary of all of the Pioneer Funds since
                             September 2003
-------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP;      None
                             and Assistant Secretary of all of the Pioneer Funds
                             since July 2006.
-------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Treasurer
                             of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Deputy Treasurer of Pioneer since 2004; Treasurer and    None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; Assistant Treasurer and
                             Vice President, MFS Investment Management from 1997
                             to 2002; and Assistant Treasurer of all of the Pioneer
                             Funds since November 2004
-------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Position Held With    Term of Office and
Name and Age                  the Fund              Length of Service
Luis I. Presutti (41)         Assistant Treasurer   Since 2000. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Gary Sullivan (48)            Assistant Treasurer   Since 2002. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (32)   Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance      Since March 2006.
                              Officer               Serves at the
                                                    discretion of the Board
--------------------------------------------------------------------------------


                                                                                           Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                  by this Officer
Luis I. Presutti (41)         Assistant Vice President - Fund Accounting, Administration   None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)            Fund Accounting Manager - Fund Accounting,                   None
                              Administration and Controllership Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds since
                              May 2002
-------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (32)   Fund Administration Manager - Fund Accounting,               None
                              Administration and Controllership Services since
                              June 2003; Assistant Vice President - Mutual Fund
                              Operations of State Street Corporation from June 2002 to
                              June 2003 (formerly Deutsche Bank Asset Management);
                              Pioneer Fund Accounting, Administration and Controllership
                              Services (Fund Accounting Manager from August 1999 to
                              May 2002); and Assistant Treasurer of all of the Pioneer
                              Funds since September 2003
-------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance Officer of Pioneer and all of the           None
                              Pioneer Funds since March 2006; Vice President and
                              Senior Counsel of Pioneer since September 2004;
                              and Senior Vice President and Counsel, State Street
                              Research & Management Company (February 1998
                              to September 2004)
-------------------------------------------------------------------------------------------------------------------

*Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                1-800-225-4240


Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $39,165 in 2006 and $38,295 in 2005.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
November 30, 2006 and 2005.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,515 and $6,800 in 2006 and 2005, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2006 and 2005, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $7,515 in 2006 and $6,800 in 2005.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 30, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 30, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 30, 2007

* Print the name and title of each signing officer under his or her signature.